UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2018

Point Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	814-01038	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1086 Teaneck Road Suite 3A Teaneck, NJ 07666
(Address of principal executive offices)

Registrant’s telephone number, including area code (201) 408-5126

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2018, Point Capital, Inc. (the “Company”) entered into that certain Asset Purchase Agreement as described under Item 2.01, below. As a result, the Company has elected to no longer be deemed a “Business Development Company” as defined by the Investment Company Act of 1940, as amended from time to time (the “Act”). The withdrawal was generally approved by the shareholders of the Company on April 11, 2017, as evidenced on the Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 filed on June 5, 2017. The Board, under authority granted by the shareholders, approved the withdrawal on September 27, 2018. In coordination with this Form 8-K Current Report filing, the Company is filing Form N-54C, officially withdrawing its election to be subject to sections 55 through 65 of the Act.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 28, 2018, Point Capital, Inc. (the “Company”) entered into an Asset Purchase with Blind Faith Concepts, Inc. whereby the Company acquired Three trademarks related to the NFID brand, the web domain www.nfid.com, and assumption of Brand Ambassador Agreement in exchange for 2,000,000 shares of common capital stock of the Company. NFID is a unisex footwear brand that we now be sold under the banner. Management will need to continue R&D and product development to fully launch the product, but in no way is the Company ceasing operations.

Section 3 – Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Asset Purchase Agreement described above under Item 2.01, the Company issued 2,000,000 shares of common capital stock. The shares are restricted and were issued pursuant to Section 4(a)(2) of the Securities Act of 1933.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated September 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point Capital, Inc.
(Registrant)
Date:	September 28, 2018	By:	/s/ Eric Weisblum
		Name:	Eric Weisblum
		Title:	Chief Executive Officer

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